UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

CORNER GROWTH ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway, #6183 Albany, NY	12207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 268-7868

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	N/A

Class A Ordinary Shares included as part of the units	COOL	N/A

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 8.01 Other Events.

On August 7, 2025, Ringwood Field, LLC (“Ringwood”) agreed to loan to Corner Growth Acquisition Corp. (the “Company”) up to an aggregate of $1,000,000 for working capital purposes. The loan is evidenced by a promissory note (the “Note”) which is non-interest bearing and payable upon the consummation by the Company of a merger, share exchange, asset acquisition, or other similar business combination with one or more businesses or entities (a “Business Combination”). Upon consummation of a Business Combination, Ringwood will have the option, but not the obligation, to convert the principal balance of the Note, in whole or in part, into warrants (the “Warrants”) of the Company, with each Warrant entitling the holder to purchase one of the Company’s Class A ordinary shares, at a conversion price of $1.50 per share. The Warrants to be issued as a result of conversion of the Note will be identical to the private placement warrants sold concurrently with the Company’s initial public offering.

If the Company does not consummate a Business Combination, the Note will not be repaid and all amounts owed under the Note will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering (the “Trust Account”). The issuance of the Note was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Note is qualified in its entirety by reference to the text of the Note, which is filed as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note dated August 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corner Growth Acquisition Corp.

Date: August 8, 2025	By:	/s/ Xixuan Hei
	Name:	Xixuan Hei
	Title:	Chief Executive Officer

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